Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hotgate Technology, Inc. (the “Company”) on Form 10-Q for the period ending August 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Wee Tak Pang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Company’s Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 16, 2008

/s/ Wee Tak Pang

Wee Tak Pang,

Chief Financial Officer